SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC  20549

                                    FORM 8-K

                                 CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 15, 1997
                                                 (June 30, 1997)


                         Group Technologies Corporation
               (Exact Name of Registrant as Specified in Charter)

           Florida                  0-24020                 59-2948116
 (State or Other Jurisdiction     (Commission             (IRS Employer
      of Incorporation)           File Number)         Identification No.)

              10901 Malcolm McKinley Drive, Tampa, Florida  33612
              (Address of Principal Executive Offices)  (Zip Code)

Registrant's telephone number, including area code: (813) 972-6000



Item 2.   DISPOSITION OF ASSETS

     On June 30, 1997, Group Technologies Corporation and its wholly-owned subsidiary Group Technologies Mexican Holding Company (collectively, "the Company") sold to SCI Systems, Inc., SCI Systems De Mexico S.A De C.V. and SCI Holdings, Inc. (collectively, "SCI"), all of the Company's investment in the common stock and/or equity interests of three of its wholly-owned subsidiaries, Group Technologies S.A. de C.V., Group Technologies Suprimentos de Informatica Industria E Comercio Ltda., and Group Technologies Integracoes em Electronica Ltda. These three subsidiaries comprised all of the Company's Latin American operations. The Company also sold or assigned to SCI certain assets principally used in or useful to the operations being sold, including accounts receivable, inventory, equipment, accounts payable and equipment leases.

     The initial sales price of the aforementioned assets amounted to $18,000,000 in cash and the assumption by SCI of certain liabilities. The price is subject to subsequent adjustment, upward or downward, based upon, among other things, the value of the net assets of the Latin American operations at June 29, 1997.


Item 7.   PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


(b)  Pro Forma Financial Information


SELECTED PRO FORMA CONSOLIDATED FINANCIAL DATA
(in thousands, except for per share data)

     The following selected pro forma consolidated financial data are unaudited. The pro forma statement of operations data for the year ended December 31, 1996 is based upon the historical statement of operations of the Company and reflects the pro forma effects of the sale to SCI of all the Company's investment in the capital stock and/or other equity interests of Group Technologies S.A. de C.V., Group Technologies Suprimentos de Informatica Industria E Comercio Ltda., and Group Technologies Integracoes em Electronica Ltda., the sale to SCI of certain assets used in or useful to the Latin American operations (collectively, "the Latin American Operations") and the use of proceeds therefrom. The pro forma statement of operations data for the three months ended March 30, 1997 and the balance sheet data at March 30, 1997 are based upon the historical financial statements of the Company and also reflect the disposition of the Latin American Operations and the use of proceeds therefrom. The Company utilized a portion of the sale proceeds to fully extinguish its debt payable to its primary lender and has terminated its credit agreement with that lender effective June 30, 1997.

     The pro forma consolidated financial data are based upon certain assumptions and estimates and are not necessarily indicative of the results which would actually have been attained if the transaction had been consummated at the beginning of the indicated periods or as of the date specific, or which may be attained in the future.

     The pro forma consolidated financial data should be read in conjunction with the consolidated financial statements and related notes thereto as presented in the Company's annual report on Form 10-K for the year ended December 31, 1996 and its quarterly report on Form 10-Q for the period ended March 30, 1997.

                                    Year Ended December 31, 1996
                                              Pro Forma
                                 Actual      Adjustments(1)  Pro Forma
                                --------       --------       --------
                                 (in thousands, except per share data)

Statement of Operations Data:
Revenue                         $224,661      $(58,457)       $166,204
Cost of operations               217,890       (57,079)        160,811
                                --------       --------       --------
Gross profit                       6,771        (1,378)          5,393
Selling, general and
 administrative expense           11,453        (2,204)          9,249
Research and development             299              0            299
                                --------       --------       --------
Operating loss                   (4,981)            826        (4,155)

Interest expense                   2,858        (1,920)(2)         938
Other income                        (59)          (140)          (199)
                                --------       --------       --------
Loss before
 income taxes                    (7,780)          2,886        (4,894)

Income taxes                         799          (481)            318
                                --------       --------       --------
Net loss                        $(8,579)         $3,367       $(5,212)
                                ========       ========       ========

Net loss per share:
  Primary                        $(0.53)                       $(0.32)
  Fully diluted                  $(0.53)                       $(0.32)

Number of shares used in
 computing per share amounts:
  Primary                         16,157                        16,157
  Fully diluted                   16,157                        16,157


See accompanying Notes to Selected Pro Forma Consolidated Financial Data.

                                   Three Months Ended March 30, 1997
                                              Pro Forma
                                 Actual      Adjustments(3)  Pro Forma
                                --------       --------       --------
                                 (in thousands, except per share data)

Statement of Operations Data:
Revenue                          $26,438       $(6,356)        $20,082
Cost of operations                27,797        (7,191)         20,606
                                --------       --------       --------
Gross loss                       (1,359)            835          (524)
Selling, general and
 administrative expense            1,499          (417)          1,082
                                --------       --------       --------
Operating loss                   (2,858)          1,252        (1,606)

Interest expense                     513          (393)(4)         120
Other income                        (13)           (24)           (37)
                                --------       --------       --------
Loss before income taxes         (3,358)          1,669        (1,689)

Income taxes                          21           (21)              0
                                --------       --------       --------
Net loss                        $(3,379)         $1,690       $(1,689)
                                ========       ========       ========

Net loss per share:
 Primary                         $(0.21)                       $(0.10)
 Fully diluted                   $(0.21)                       $(0.10)

Number of shares used in computing per
share amounts:
 Primary                          16,221                        16,221
 Fully diluted                    16,221                        16,221


See accompanying Notes to Selected Pro Forma Consolidated Financial Data.

                                           March 30, 1997
                                              Pro Forma
                                 Actual      Adjustments(5)  Pro Forma
                                --------       --------       --------
                                 (in thousands, except per share data)

Balance Sheet Data:

Cash and cash equivalents           $312         $6,659         $6,971
Accounts receivable               16,038        (4,085)         11,953
Inventories                       22,961        (2,490)         20,471
Other current assets               1,957          (490)          1,467
                                --------       --------       --------
Total current assets              41,268          (406)         40,862

Property and equipment, net       20,102       (11,321)          8,781

Other assets                         538          (360)            178
                                --------       --------       --------
                                 $61,908      $(12,087)        $49,821
                                ========       ========       ========

Accounts payable                 $16,968       $(2,447)        $14,521
Accrued liabilities               13,813        (1,570)         12,243
Current portion of
 long-term debt                   11,055       (10,574)            481
                                --------       --------       --------
Total current liabilities         41,836       (14,591)         27,245

Long-term debt                       855          (685)            170
Other liabilities                    222              0            222
                                --------       --------       --------
Total liabilities                 42,913       (15,276)         27,637

Redeemable Preferred Stock             3              0              3
Additional paid-in capital
 -Redeemable Preferred Stock       2,497              0          2,497

Common Stock                         162              0            162
Additional paid-in capital        25,146          (471)         24,675
Accumulated deficit              (8,813)          3,660        (5,153)
                                --------       --------       --------
Total shareholders' equity        16,495          3,189         19,684
                                --------       --------       --------
                                 $61,908      $(12,087)        $49,821
                                ========       ========       ========


See accompanying Notes to Selected Pro Forma Consolidated Financial Data.

NOTES TO SELECTED PRO FORMA CONSOLIDATED FINANCIAL DATA

(1) Reflects the results of operations for the Latin American Operations for the year ended December 31, 1996 assuming the disposition of the operations occurred on January 1, 1996.

(2) Reflects the reduction in interest expense of $372,000 incurred by the Latin American Operations and $1,548,000 resulting from the repayment of indebtedness with the proceeds of the disposition.

(3) Reflects the results of operations for the Latin American Operations for the three months ended March 30, 1997 assuming the disposition of the operations occurred on January 1, 1997.

(4) Reflects the reduction in interest expense of $135,000 incurred by the Latin American Operations and $258,000 resulting from the repayment of indebtedness with the proceeds of the disposition.

(5) Reflects the disposition of the Latin American Operations and the use of proceeds, net of estimated costs of the disposition and net of book value related adjustments required by the purchase and sale agreement, to fully extinguish the Company's debt payable to its principal lender. The reduction of additional paid in capital of $471,000 is attributable to the forfeiture of warrants to purchase the Company's common stock, which warrants are held by the Company's principal lender. The Company's deferred income tax assets are fully reserved, including those relative to tax operating loss carryforwards. Since such tax operating loss carryforwards exceed the potential taxable gain on the sale of the Latin American Operations, no net tax expense is recognized for the disposition.

SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        GROUP TECHNOLOGIES CORPORATION
                                        (Registrant)

Date:     July 15, 1997                 By:  /s/Thomas W. Lovelock
                                        Thomas W. Lovelock
                                        President &
                                        Chief Executive Officer


Date:     July 15, 1997                 By:  /s/David D. Johnson
                                        David D. Johnson
                                        Vice President of Finance &
                                        Chief Financial Officer

Exhibit Index

Exhibit No.

2.1  Stock and asset purchase and sale agreement

LIST OF SCHEDULES FOR EXHIBIT 2.1
The following schedules and exhibits to the Stock and Asset Purchase and Sale Agreement among Group Technologies Corporation, Group Technologies Mexican Holding Company, SCI Systems, Inc., SCI Systems De Mexico S.A De C.V. and SCI Holdings, Inc. dated June 30, 1997 have not been included for filing as per Item 601(b)(2) of Regulation S-K. The Company will furnish a copy of any omitted schedule to the Securities and Exchange Commission upon request.

Exhibits

A    Opening Balance Sheet
B    Escrow Agreement
C    Form of Assignment and Bill of Sale
D    Legal Opinion

Schedules

2.A.1.a   Personal Property Leases
2.A.1.b   Contracts
2.A.1.c   Preliminary Accounts Receivable
2.A.1.d   Preliminary List of Inventory
2.A.1.e   Preliminary Fixed Assets
2.A.1.f   Equipment Leases
2.D.2     Warranty Agreements As Per Companies' Customers
2.D.3     Preliminary List of Accounts Payable
3.A.2     Preliminary Purchase Price Allocation
3.B       Payment of Purchase Price
4.A       Exceptions to Title or Leasehold Interest
4.B       Real Property Leases
4.C       Equity Ownership/D&O/Bank Accounts
4.E       Required Approvals and Consents
4.F       Tax Returns/Withholdings
4.G       Permits/Licenses
4.H       Litigation
4.K.1(i)  Collective Bargaining Agreements
4.K.1(ii) List of Employee Benefits
4.L       Material Contracts
4.M       Employment Issues
4.N       Capitalization
4.O       Beneficial and Record Owners of Shares
4.P       Material Adverse Change
4.Q       Transactions with Affiliates
4.R       Powers of Attorney
4.S       Environmental Exceptions
4.T       Material Controversies
4.U       Intellectual Property Rights/Claims of Infringement
4.V       Insurance Policies
4.X       Standard Warranty and Indemnity Terms and Conditions
5.A       Exceptions to Title or Leasehold Interest
5.D       Required Approvals and Consents
5.E       Litigation